Jul 11 06 05:08p Cca Industries 1-201-935-0675 p.1

Roark, Rearden & Hamot Capital Management, LLC

EXHIBIT "1"

July 11, 2006

Board of Directors
David Edell
Ira W. Berman
Jack Polak
Stanley Kreitman
Dunnan Edell
Gio Batta Gori
Robert A. Lage
c/o David Edell & Ira W. Berman
CCA Industries, Inc.
200 Murray Hill Parkway
East Rutherford, New Jersey 07073

Gentlemen:

Costa Brava Partnership III, L.P., the general partner of which is Roark, Rearden & Hamot, LLC ("Costa Brava") is the largest holder of CCA Industries' ("CCA" or the "Company") publicly traded common stock. We write to advise you of certain developments, and to pose certain questions, regarding our Company.

Costa Brava has been engaged in discussions with Ira Berman ("Berman") and David Edell ("Edell") regarding the potential purchase of their controlling Class A common stock. We believe that the CCA Board of Directors (the "Board") should be aware of our offer of July 6, 2006 to Berman and Edell. As matters stand, our offer is as follows:

- Costa Brava is prepared to purchase the entirety of the Class A common stock at a substantial premium to the market price of the public Common stock that reflects the Class A shares' controlling position in the company.
- Berman and Edell would retire from their positions with the company, and from the Board, effective upon the sale of their Class A shares.
- Following the purchase of the Class A shares from Berman and Edell, Costa Brava would sell 200,000 Class A shares to Drew and Dunnan Edell, with financing to be provided by Costa Brava if necessary.

420 Boylston Street
Boston, Massachusetts 02116
Tel: (617) 595-4400
Fax: (617) 267-6785

Jul 11 06 05:09p Cca Industries 1-201-935-0675 p.2
02/12/2007 15:06 FAX 003/004

Board of Directors
CCA Industries, Inc.
July 11, 2006
Page 2

- Drew and would join, and Dunnan Edell would continue on, the Board, and would manage the business on a daily basis. They would report directly to the Board.

As noted, Costa Brava's believes that it would maximize value for all constituencies to grow profitably the cash flow generation of the business over the next decade, both through organic means and through acquisitions. Costa Brava believes that the foregoing transaction would move the Company in the right direction to pursue these goals, while providing Berman and Edell with the appropriate liquidity to realize the proceeds of their investment in the Company.

Last week, we learned for the first time that the Board may have tentatively agreed to have the Company purchase for itself -- with Company cash -- all of Berman's Class A shares and certain of Edell's Class A shares, with the remainder of Edell's Class A shares being converted to ordinary common stock. We understand that the Board has tentatively agreed to pay Berman and Edell a 30% premium to the market price of CCA's common stock. In addition, we understand that while Berman and Edell would reduce their salaries from their current level, the Company would make continue to make significant payments to Messrs. Berman and Edell.

We have also noted a number of developments the timing of which, at a minimum, raise questions that the Board may wish to consider. On February 6, 2006, the Company issued a positive press release that was followed by a rally in the Company's stock price. Just four days later, on February 10, Berman and Edell each sold 100,000 shares of common stock back to the Company in a private sale at $10.50 per share, a price that supposedly reflected a discount to the then-market price. However, the market price fell shortly thereafter, and the "discount" turned out to be a premium.

Now, a similar phenomenon appears to be taking place. The Company recently issued a press release, followed by a revised press release, highlighting its financial performance and announcing the hiring of investment bankers. The "good financial performance" includes pro-forma numbers -- non-GAAP -- and the discussion of "investment bankers" misleadingly fails to disclose that it was in connection with potential acquisitions, rather than a potential merger or sale of the Company. The stock is now up greatly, which would artificially boost the 30% premium that the Board has apparently agreed to pay for Berman and Edell's Class A shares.

Costa Brava has a number of questions about the proposed transaction between the Company and Berman/Edell:

1. What provisions have been made, if any, for arm's-length negotiations between Berman and Edell, on the one hand, and the Company on the other? Berman is the Company's Chairman of the Board, Executive Vice President, and Corporate Secretary. Edell is its Chief Executive Officer and a director. It goes without saying that they are interested in any transaction that would acquire their shares. How if at all is the Board dealing with this conflict?

Jul 11 06 05:09p Cca Industries 1-201-935-0675 p.3

Board of Directors
CCA Industries, Inc.
July 11, 2006
Page 3

2. What is the Board's rationale for expending over $7.5 million of cash in a share repurchase at a 30% premium to the market price? To the extent that the goal may have been to provide Berman and Edell with liquidity for their Class A shares, the pending discussions with Costa Brava would meet that need. In light of that development, what proper corporate purpose would be served by the proposed buyback of the Class A shares?

3. What provision has been made for the Class A shares following the Company's contemplated repurchase?

4. What are the terms under which the Company has been buying back, and now proposes to buy back, Berman and Edell's public Common shares? What protections are in place to ensure that these transactions (a) comply with all applicable laws, including the federal securities laws, and (b) are in the best interests of the Company and its shareholders?

Please provide us with answers to the foregoing questions by no later than this Tuesday, July 18 2006. Costa Brava of course reserves all its rights, including the right to seek this and additional information under Section 220 of the Delaware General Corporate Law.

Very truly yours,

James Shulman

JUL 14,2006 10:41 Page 1

EXHIBIT "2"

CCA
INDUSTRIES, INC.

VIA FACSIMILE – (617) 267-6785

July 14, 2006

Mr. James Shulman
c/o **ROARK, REARDEN & HAMOT**
Capital Management, LLC
420 Boylston Street
Boston, MA 02116

Dear Mr. Shulman:

This acknowledges your letter of July 11, 2006 addressed to the Board of Directors of CCA Industries, Inc. As soon as the Board has had an opportunity to review this further, amongst themselves and with counsel, we will respond to you accordingly.

Thank you for your cooperation.

Very truly yours,

Robert A. Lage

Robert A. Lage, Director
Head of Compensation Committee
CCA Industries, Inc.

200 Murray Hill Parkway, East Rutherford, NJ 07073 • Phone 201-935-3232 • Fax 201-935-0675 • www.ccaindustries.com

JUL 14,2006 10:09 1 201 935 0675 Page 2

Page 1 of 10

<DOCUMENT>
<TYPE>SC 13D
<SEQUENCE>1
<FILENAME>cca_13d.txt
<DESCRIPTION>SCHEDULE 13D
<TEXT>

EXHIBIT "3"

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 13D
(Amendment No. __)*

CCA Industries, Inc.

(Name of Issuer)

Common Stock, $0.01 par value

(Title of Class of Securities)

124867102

(CUSIP Number)

COPY TO:

Seth W. Hamot	Jeffrey R. Katz, Esq.
Costa Brava Partnership III L.P.	Ropes & Gray LLP
420 Boylston Street	One International Place
Boston, MA 02116	Boston, MA 02110
(617) 595-4400	(617) 951-7000

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

July 11, 2006

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box: [X]

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See ss.240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the

http://www.sec.gov/Archives/edgar/data/721447/000101905606000749/cca_13d.txt 7/20/2006

Page 2 of 10

Notes).

Page 1 of 8 Pages


SCHEDULE 13D

CUSIP No. 124867102

Page 2 of 8 Pages

1. NAME OF REPORTING PERSON: Costa Brava Partnership III L.P.
S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON: 04-3387028

2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

(a) [ ]
(b) [ ]

3. SEC USE ONLY

4. SOURCE OF FUNDS*

WC

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

[ ]

6. CITIZENSHIP OR PLACE OF ORGANIZATION

A Delaware limited partnership

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7. SOLE VOTING POWER 473,970 (1)
	8. SHARED VOTING POWER -0-
	9. SOLE DISPOSITIVE POWER 473,970 (1)
	10. SHARED DISPOSITIVE POWER -0-

11. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

473,970 (1)

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

[ ]

13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

7.9%

14. TYPE OF REPORTING PERSON*

PN

(1) Costa Brava Partnership III L.P. disclaims beneficial ownership of 8,220

Page 3 of 10

shares of Common Stock that are held in separate accounts that Seth W. Hamot is deemed to be the beneficial owner of.

*SEE INSTRUCTIONS BEFORE FILLING OUT!

Page 2 of 8 Pages


SCHEDULE 13D

CUSIP No. 124867102

Page 3 of 8 Pages

1. NAME OF REPORTING PERSON: Roark, Rearden & Hamot, LLC
S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON: 10-0000708

2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

(a) [ ]
(b) [ ]

3. SEC USE ONLY

4. SOURCE OF FUNDS*

WC

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

[ ]

6. CITIZENSHIP OR PLACE OF ORGANIZATION

A Delaware limited liability company

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7. SOLE VOTING POWER 473,970 (2)
	8. SHARED VOTING POWER -0-
	9. SOLE DISPOSITIVE POWER 473,970 (2)
	10. SHARED DISPOSITIVE POWER -0-

11. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

473,970 (2)

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

[ ]

13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

7.9%

14. TYPE OF REPORTING PERSON*

OO - Other

http://www.sec.gov/Archives/edgar/data/721447/000101905606000749/... 13d.txt 7/20/2006

Page 4 of 10

(2) Roark, Rearden & Hamot, LLC disclaims beneficial ownership of 8,220 shares of Common Stock that are held in separate accounts that Seth W. Hamot is deemed to be the beneficial owner of.

*SEE INSTRUCTIONS BEFORE FILLING OUT!

Page 3 of 8 Pages


SCHEDULE 13D

CUSIP No. 124867102

Page 4 of 8 Pages

1. NAME OF REPORTING PERSON: Seth W. Hamot

2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

(a) [ ]
(b) [ ]

3. SEC USE ONLY

4. SOURCE OF FUNDS*

WC

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

[ ]

6. CITIZENSHIP OR PLACE OF ORGANIZATION

A United States citizen

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7. SOLE VOTING POWER 473,970
	8. SHARED VOTING POWER -0-
	9. SOLE DISPOSITIVE POWER 473,970
	10. SHARED DISPOSITIVE POWER -0-

11. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

473,970

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

[ ]

13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

7.9%

http://www.sec.gov/Archives/edgar/data/721447/000101905606000749/...

Page 5 of 10

14. TYPE OF REPORTING PERSON*

IN, HC

*SEE INSTRUCTIONS BEFORE FILLING OUT!

Page 4 of 8 Pages


SCHEDULE 13D

CCA Industries, Inc.

Item 1. Security and Issuer.

This statement relates to the shares of common stock, $0.01 par value (the "Common Stock"), of CCA Industries, Inc., a Delaware corporation (the "Issuer"), which has its principal executive offices at 200 Murray Hill Parkway, East Rutherford, NJ 07073.

Item 2. Identity and Background.

This statement is filed jointly by (1) Costa Brava Partnership III L.P. ("Costa Brava"), a Delaware limited partnership; (2) Roark, Rearden and Hamot, LLC ("RRH"), a Delaware limited liability company; and (3) Seth W. Hamot, a United States citizen. Each of the parties listed in the immediately preceding sentence is referred to herein individually as a "Filer" and collectively as the "Filers."

Seth W. Hamot is the president of Roark, Rearden & Hamot, LLC, which is the general partner of Costa Brava Partnership III L.P.

The principal business of Costa Brava Partnership III L.P. is to make investments in, buy, sell, hold, pledge and assign securities. The principal business of Roark, Rearden and Hamot, LLC is to act as general partner of Costa Brava Partnership III L.P. The principal business address of each of the Filers is 420 Boylston Street, Boston, MA 02116.

None of Filers has, during the past five years, been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors). None of the Filers has, during the past five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

Item 3. Source and Amount of Funds or Other Consideration.

All of the shares of Common Stock that were beneficially owned by the reporting persons were held by Costa Brava Partnership III L.P. and were acquired with working capital set aside for the general purpose of investing.

Item 4. Purpose of Transaction.

On July 11, 2006, Costa Brava sent a letter to the Board of Directors

Page 6 of 10

of the Issuer to disclose its offer to purchase the entirety of the Class A common stock of the Issuer (the "Class A Shares") from Ira Berman and David Edell. Upon completion of this proposed transaction, Costa Brava would sell 200,000 Class A Shares to Drew and Dunnan Edell. A copy of the letter is attached hereto as Exhibit 2 and is incorporated herein by reference.

On July 14, 2006, the Board of Directors of the Issuer sent a letter to Costa Brava. The letter acknowledged receipt of Costa Brava's July 11, 2006 letter and provided that the Board of Directors would respond to Costa Brava after having had an opportunity to review the matter further.

The Filers reserve their rights to make alternative plans or proposals in the future or take any other steps to enhance the value of their investment. The Filers further reserve the right to increase, decrease or eliminate their investment in the Issuer or take any other action relative thereto.

Page 5 of 8 Pages


Item 5. Interest in Securities of the Issuer.

(a) The Filers are the beneficial owners of 473,970 shares of Common Stock (approximately 7.9% of the shares of Common Stock outstanding as reported in the Issuer's filing on Form 10-Q on July 13, 2006).

Each of Costa Brava and its general partner RRH disclaim beneficial ownership of 8,220 shares of Common Stock that are held by separate accounts that Mr. Hamot is deemed to be the beneficial owner of.

(b) The Filers have the sole power to vote and sole power to dispose of such shares to which this Schedule 13D relates.

(c) During the past sixty (60) days, the Filers have not purchased or sold shares of Common Stock of the Issuer.

(d) Not applicable.

(e) Not applicable.

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to the Securities of the Issuer.

Not applicable.

Item 7. Material to be Filed as Exhibits.

Exhibit 1 - Agreement Regarding the Joint Filing of Schedule 13D.

Exhibit 2 - Letter from Costa Brava Partnership III L.P. to the Board of Directors of the Issuer dated July 11, 2006.

Page 6 of 8 Pages


Signature

After reasonable inquiry and to the best of its knowledge and belief,

http://www.sec.gov/Archives/edgar/data/721447/

Page 7 of 10

the undersigned certifies that the information set forth in this statement is true, complete and correct.

July 19, 2006

Date

COSTA BRAVA PARTNERSHIP III L.P.

By: Roark, Rearden & Hamot, LLC, its General Partner

By: /s/ SETH W. HAMOT

Name: Seth W. Hamot
Title: President

Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (See 18 U.S.C. 1001)

Page 7 of 8 Pages


EXHIBIT INDEX

Exhibit	Description
1	Agreement Regarding the Joint Filing of Schedule 13D.
2	Letter from Costa Brava Partnership III L.P. to the Board of Directors of the Issuer dated July 11, 2006.

Page 8 of 8 Pages


EXHIBIT 1

AGREEMENT REGARDING
THE JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless [illegible] information is inaccurate.

http://www.sec.gov/Archives/edgar/data/721447/000101905606000740/...

Dated: July 19, 2006

Page 8 of 10

COSTA BRAVA PARTNERSHIP III L.P.

By: Roark, Rearden & Hamot, LLC,
its General Partner

By: /s/ SETH W. HAMOT

Seth W. Hamot
President

ROARK, REARDEN & HAMOT, LLC

By: /s/ SETH W. HAMOT

Seth W. Hamot
President

SETH W. HAMOT

By: /s/ SETH W. HAMOT

Seth W. Hamot


EXHIBIT 2

July 11, 2006

Board of Directors
David Edell
Ira W. Berman
Jack Polak
Stanley Kreitman
Dunnan Edell
Gio Batta Gori
Robert A. Lage
c/o David Edell & Ira W. Berman
CCA Industries, Inc.
200 Murray Hill Parkway
East Rutherford, New Jersey 07073

Via E-MAIL

Gentlemen:

Costa Brava Partnership III, L.P., the general partner of which is Roark, Rearden & Hamot Capital Management, LLC ("Costa Brava") is the largest holder of CCA Industries' ("CCA" or the "Company") publicly traded common stock. We write to advise you of certain developments, and to pose certain questions, regarding our Company.

Costa Brava has been engaged in discussions with Ira Berman ("Berman") and David Edell ("Edell") regarding the potential purchase of their controlling Class A common stock. We believe that the CCA Board of Directors (the "Board") should be aware of [illegible] stand, our offer is as follows:

http://www.sec.gov/Archives/edgar/data/721447/[illegible]

Page 9 of 10

- Costa Brava is prepared to purchase the entirety of the Class A common stock at a substantial premium to the market price of the public Common stock that reflects the Class A shares' controlling position in the company.

- Berman and Edell would retire from their positions with the company, and from the Board, effective upon the sale of their Class A shares.

- Following the purchase of the Class A shares from Berman and Edell, Costa Brava would sell 200,000 Class A shares to Drew and Dunnan Edell, with financing to be provided by Costa Brava if necessary.

- Drew would join, and Dunnan Edell would continue on, the Board, and would manage the business on a daily basis. They would report directly to the Board.


As noted, Costa Brava's believes that it would maximize value for all constituencies to grow profitably the cash flow generation of the business over the next decade, both through organic means and through acquisitions. Costa Brava believes that the foregoing transaction would move the Company in the right direction to pursue these goals, while providing Berman and Edell with the appropriate liquidity to realize the proceeds of their investment in the Company.

Last week, we learned for the first time that the Board may have tentatively agreed to have the Company purchase for itself -- with Company cash -- all of Berman's Class A shares and certain of Edell's Class A shares, with the remainder of Edell's Class A shares being converted to ordinary common stock. We understand that the Board has tentatively agreed to pay Berman and Edell a 30% premium to the market price of CCA's common stock. In addition, we understand that while Berman and Edell would reduce their salaries from their current level, the Company would make continue to make significant payments to Messrs. Berman and Edell.

We have also noted a number of developments the timing of which, at a minimum, raise questions that the Board may wish to consider. On February 6, 2006, the Company issued a positive press release that was followed by a rally in the Company's stock price. Just four days later, on February 10, Berman and Edell each sold 100,000 shares of common stock back to the Company in a private sale at $10.50 per share, a price that supposedly reflected a discount to the then-market price. However, the market price fell shortly thereafter, and the "discount" turned out to be a premium.

Now, a similar phenomenon appears to be taking place. The Company recently issued a press release, followed by a revised press release, highlighting its financial performance and announcing the hiring of investment bankers. The "good financial performance" includes pro-forma numbers -- non-GAAP -- and the discussion of "investment bankers" misleadingly fails to disclose that it was in connection with potential acquisitions, rather than a potential merger or sale of the Company. The stock is now up greatly, which would artificially boost the 30% premium that the Board has apparently agreed to pay for Berman and Edell's Class A shares.

Costa Brava has a number of questions about the proposed transaction between the Company and Berman/Edell:

1. What provisions have been made, if any, for arm's-length [illegible] negotiations between Berman and Edell, on [illegible], and the Company on the other? Berman is the Company's Chairman of the Board, Executive Vice President, and Corporate Secretary.

http://www.sec.gov/Archives/edgar/data/721447/000101905606000749/

Page 10 of 10

Edell is its Chief Executive Officer and a director. It goes without saying that they are interested in any transaction that would acquire their shares. How if at all is the Board dealing with this conflict?

2. What is the Board's rationale for expending over $7.5 million of cash in a share repurchase at a 30% premium to the market price? To the extent that the goal may have been to provide Berman and Edell with liquidity for their Class A shares, the pending discussions with Costa Brava would meet that need. In light of that development, what proper corporate purpose would be served by the proposed buyback of the Class A shares?

3. What provision has been made for the Class A shares following the Company's contemplated repurchase?


4. What are the terms under which the Company has been buying back, and now proposes to buy back, Berman and Edell's public Common shares? What protections are in place to ensure that these transactions (a) comply with all applicable laws, including the federal securities laws, and (b) are in the best interests of the Company and its shareholders?

Please provide us with answers to the foregoing questions by no later than this Friday, July 14, 2006. Costa Brava of course reserves all its rights, including the right to seek this and additional information under Section 220 of the Delaware General Corporate Law.

Very truly yours,

/s/ JAMES SHULMAN

James Shulman

</TEXT>
</DOCUMENT>

http://www.sec.gov/Archives/edgar/data/721447/000101905606000749/cca_13d.txt 7/20/2006

EXHIBIT "4"

CCA
INDUSTRIES, INC.

Ira W. Berman
Chairman of the Board
cca5@earthlink.net

By Federal Express

July 24, 2006

Roark, Reardon & Hamot
Capital Management, LLC
Costa Brava Partnership III, LP
Attn: Seth Hamot and Jim Schulman
420 Boylston Street
Boston, MA 02116

Tel: (617) 595-4400

Gentlemen:

This is to advise you that neither David Edell nor I, Ira W. Berman, have any interest in entertaining your proposal to purchase all of our Class A shares of common stock.

Very truly yours,

Ira W. Berman

Ira W. Berman
Chairman of the Board of Directors

/js
cc: David Edell

200 Murray Hill Parkway, East Rutherford, NJ 07073 • Phone 201-330-1400 • Fax 201-842-6013 • www.ccaindustries.com

Exhibit "5"

CCA
INDUSTRIES, INC.

July 24, 2006

Roark, Reardon & Hamot
Capital Management, LLC
Costa Brava Partnership III, LP
420 Boylston Street
Boston, MA 02116

Tel: (617) 595-4400

Gentlemen:

This is in response to your letter of July 11, 2006.

The board cannot address an offer when no such offer exists. If a valid offer were presented in a proper manner, the independent directors would deal with the proposal in a manner consistent with their independent responsibilities.

The discussion that you refer to in your correspondence dated July 11, 2006, refers to the discussion that you held with Messrs David Edell and Ira W. Berman in their individual capacities as owners of the shares which were discussed with you as a 5% shareholder, as to whether they should propose to the board a possible recapitalization of the Company's capital stock. No such formal proposal was made to the board of directors. A discussion was held with the board, but nothing further. The suggested purchase of Messrs Berman and Edell's shares was never formally made to the board, merely discussed but never legally proposed to be acted upon. No formal proposal was made and no formal agreement acted upon by the board of directors.

Very truly yours,

Robert A. Lage

Robert A. Lage, Director
CCA Industries Inc.

CC: Ira W Berman
David Edell

200 Murray Hill Parkway, East Rutherford, NJ 07073 • Phone 201-935-3232 • Fax 201-935-0675 • www.ccaindustries.com

 SECURITIES AND EXCHANGE COMMISSIONS

SECURITIES AND EXCHANGE COMMISSIONS

Washington, D.C. 20549

Form 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT:  JULY 26, 2006

CCA Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

2-85538-B

(Commission File Number)

1-31643

(IRS Employer Identification Number)

200 Murray Hill Parkway, East Rutherford, New Jersey 07073

(Address of principal executive offices, zip code)

(201) 330-1400

(Registrant’s telephone number including area code)

Item 8.01 Other Events

On July 11, 2006, Roark Rearden & Hamot Capital Management’s general partner, Costa Brava Partnership III, LP sent a letter to the board of directors of CCA Industries, Inc. to disclose its offer to purchase in its entirety the Class A common stock from Ira W. Berman and David Edell.  A copy is annexed hereto as Exhibit “1.”

On July 14, 2006, the board of directors sent a letter to Roark Rearden & Hamot Capital Management acknowledging receipt of its letter dated July 11, 2006. A copy is annexed hereto as Exhibit “2.”

On July 19, 2006, Costa Brava Partnership III, LP filed a Schedule 13D with the SEC.  A copy is annexed hereto as Exhibit “3.”

On July 24, 2006, Ira W. Berman responded to Roark Rearden & Hamot Capital Management’s general partner, Costa Brava Partnership III, LP.  A copy is annexed hereto as Exhibit “4.”

On July 24, 2006, Robert Lage, a director of CCA Industries, Inc., sent a letter to Roark Rearden & Hamot Capital Management’s general partner, Costa Brava Partnership III, LP, advising them that there was no matter presented to the board of directors for it to respond to.  A copy is annexed hereto as Exhibit “5.”

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2006

            CCA Industries, Inc.

             Registrant

By:        Ira W. Berman

             Ira W. Berman, Secretary